Impel NeuroPharma, Inc. Corporate Presentation January 2022 Exhibit 99.2

Safe Harbor Statement This presentation and the accompanying oral commentary by Impel NeuroPharma, Inc. (“we,” “us,” “our,” “Impel” or the “Company”) contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, business plans and objectives, timing and success of our planned development activities, our ability to obtain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities and the impact of the COVID-19 pandemic on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that may be described in greater detail in the filings that we have filed with the Securities and Exchange Commission (“SEC”), may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. This presentation includes information concerning certain product candidates that are under clinical investigation, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. The product candidates are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Impel – Our Foundational Premise Biopharma Company focused on developing and commercializing transformative therapies for patients with unmet needs DEVELOPING TRANSFORMATIVE THERAPIES TARGETED FORMULATIONS of well-established therapeutics designed for upper nasal space delivery via our POD technology Giving patients freedom and control with on-demand, standard of care therapeutics that work rapidly Injection-like Clinical Outcomes, Achieved Non-invasively POD technology designed to provide rapid absorption and consistent drug biodistribution VASCULAR-RICH UPPER NASAL SPACE is potentially an optimal entry point

The Impel Opportunity Trudhesa™ - Significant Commercial Opportunity Large, growing and dynamic market with significant unmet need Highly Targeted Commercialization Strategy Initial 60-person salesforce; targeting 8K physicians (35% of Market Rxs) Plans to invest into the opportunity – increase salesforce to 120 in early 2023 INP105: Poised to Fill a Major Unmet Need Targeted for acute treatment of agitation and aggression in autism POD® Technology: Clinically Validated and Broad Utility Unique approach targeting upper nasal space; broad disease area applicability Proven and Experienced Leadership

The Post-Triptan Acute Migraine Treatment Landscape Compelling Entry Point TRUDHESA Recognized Standard of Care Treatment

Our Goal – Bring "Standard of Care" DHE Efficacy to Market Rapidly

FDA

APPROVAL Requirements

Proven Drug: DHE

New Administration: Upper Nasal Cavity

1 Show **BIOCOMPARABILITY** at lowest effective dose

PK data:
TRUDHESA
vs.
IV DHE or Migranal

Completed End 2017

2 Show **SAFETY**

≥150 patients

TRUDHESA 2x/month for 6 months (and ≥ 50 patients for 12 months)

Completed 1Q 2020

No placebo control required

+

Impel NEUROPHARMA

Additional **MARKET-ENABLING** Analyses

Phase 3 STOP 301

3 Track **EFFICACY**

Acute Efficacy at 1st Exposure

PRE-POST DESIGN: TRUDHESA vs. last dose of existing standard treatment

De facto placebo control

Long-Term Efficacy at 6 and 12 Months

CONSISTENCY OF RESPONSE: TRUDHESA open label study

Unique, large L/T database >5,650 migraines treated

Promotable data for launch

Impel NEUROPHARMA
PROPRIETARY | 6

Trudhesa – Comparable to IV DHE; Surpassed Migranal PK Levels AUC in the First Two Hours – Thought to Be Critical to DHE Efficacy and Tolerability Trudhesa Delivers Comparable Blood Levels vs. IV DHE vs. MIGRANAL 4x increase in Cmax 3x increase in AUC Much improved consistency of dosing, similar to IV infusion Similar blood levels (20 mins - 48 hours) without early Cmax spike associated with nausea & vomiting Treatments

Trudhesa – Impressive Efficacy from STOP301 Study Migraines Treated 4th 12 weeks 3rd 12 weeks 2nd 12 weeks 1st 12 weeks 2,559 1,736 502 476 38% 35% 38% 34% 38% Percentage of subjects with 2 Hr Pain Freedom First Dose TRUDHESA 52% Percentage of subjects with 2 Hr MBS Freedom Consistent 2 Hr Pain Freedom over 5,273 Migraines Treated 74% of Enrolled Patients Continued Through 24 Weeks and 90% Enrolled Through 52 Week Extension

Trudhesa – Impressive Migraine Relapse-Free Data 86% of patients with migraines achieved pain freedom at 2 hours and are migraine and rescue med free at 48hrs % of TRUDHESA Patients Not Requiring Rescue Med or Recurrence of Migraine at 24 and 48 Hours (Of Those Pain Free at 2 Hours) *by week 21-24.

Trudhesa – Impressive Reduction in Hospital, ER and Urgent Care Visits * EAER is a standardized metric used by payors to judge the effectiveness of a medication in lowering medical costs # Hospitalizations # ER Visits # Urgent Care Visits INCIDENCE (n) Exposure Adjusted Event Rate (EAER)* ~73% Reduction in ER Visits Achieving a 100% Reduction in Hospitalizations / Urgent Care Provides Tangible Economic Value to Payors Baseline TRUDHESA

Trudhesa – Addressing Unmet Needs in Acute Migraine Treatment TRUDHESA AN ‘IDEAL’ MIGRAINE MEDICINE: 38% First Migraine treated pain free at 2 hours (354 pts.) 86% Migraine free at 48 hours (for those pain free at 2 hours, weeks 21-24) NO Treatment window limitations 74% Completed 24 week treatment period; 90% continued to 52 weeks 84% Agreed TRUDHESA “easy to use” FAST ACTING LONG LASTING RELIEF CAN BE TAKEN AT ANY TIME during migraine SUSTAINED RESPONSE and FEW OR NO SIDE EFFECTS EASY to incorporate into everyday life

Trudhesa Market Opportunity and Commercialization Strategy

Trudhesa – Product Positioning and Rationale Core Product Positioning: We believe Trudhesa demonstrates strong clinical utility for multiple patient types in the post triptan failure landscape Rationale: Oral and injectable treatments possess major limitations for many patients during a migraine attack DHE offers fast-onset efficacy, with continued protection from a single dose at any point during an attack Upper nasal space delivery is not limited by migraine-associated GI issues that impede oral treatments

Migraine – Large Growing Market with Ongoing Unmet Need Source: Symphony Health 27M 21M 24M 95% 5% 88% 12% 81% 19% +14% +13% Non Triptan Mkt +44% ‘21 vs ‘20 Triptan Mkt +1% ‘21 vs ‘20 75% 25% 30M +11%

Migraine: Despite New Product Launches, Unmet Need Continues Of the Patient Switching Away ~35% Moved to Another CGRP and ~20% Moved to Triptan Nurtec ODT and Ubrelvy Patient Claims Show ~50% Therapy Abandonment 90 Day Post Start Source: Symphony Health Patient Claims 56% 46%

Disciplined Go-To-Market Approach
Concentrated prescriber base allows for high market coverage at launch

Wave 2 Increases the Number of Reps to 120 and Expands Coverage to 16k HCPs Covering 45% of Market



Wave 1
Wave 2
Non Tgt
Migraine Mkt Rx Coverage
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
65%
35%
60 Reps
~8k High
Productive HCP's
~35% Mkt Coverage
55%
10%
35%
120 Reps
~16k High
Productive HCP's
~45% Mkt Coverage
% of Migraine TRx (~27M)
Wave 1
% of Migraine TRx (~27M)
Wave 2

Source: Symphony Health

Our Focus: Targeting Highest Productive Writers

	# Reps	Mkt Coverage	Physicians Targeted	Neuro Avg Yearly TRx / HCP	PCP Avg Yearly TRx / HCP
Wave 1	60	~35%	~8k (5.6k Neuro + 2.4k PCP) ~90% of Neuro Mkt ~5% of PCP Mkt	1,474	678
Wave 2	+60	~45%	~16k (6.3k Neuro + 9.7k PCP) ~100% of Neuro Mkt ~25% of PCP Mkt	1,085	489

Impel NEUROPHARMA

PROPRIETARY

16

Impel Target HCPs are highly productive and early adopters of new branded treatments

Impel Target Audience of only 8k HCPs Generate ~65% of All Branded Acute Therapy TRx's



All Non Targets ~250k
Impel Targets 8k
Branded Acute Market TRx
2,000,000
1,750,000
1,500,000
1,250,000
1,000,000
750,000
500,000
250,000
-
~65% Share
~35% Share
MAT Jun'19
MAT Jun'20
MAT Jun'21

Source: Symphony Health (data thru Jun'21)
Branded Acute Mkt = Gepants, Cambia, Treximet, Tosymra, Reyvow, Zomig

Impel Target Audience Driving Branded Acute (Gepants) Utilization



All Non Targets ~250k
Targets ~8k
Neuro Targets - ~5.6k
Branded Share of Acute Migraine Mkt
25%
20%
15%
10%
5%
0%
Rapid adoption of Gepants driving Acute Market share uptake among Targets
1%
7%
5%
5%
20%
22%
YTD Jun'20
YTD Jun'21

Impel NEUROPHARMA

PROPRIETARY

17

Case in Point – Ubrelvy and Nurtec ODT Both Showing Highly Concentrated Prescriber Bases in Migraine Source: Symphony Health (Prescriber counts since launch thru Dec’21) 2.4k Writers Generate 50% of TRx (91% Neuros & 93% Impel Targets) 6.5k Writers Generate Next 25% of TRx (45% Neuros & 46% Targets) 57.7k Writers 25% of TRx 1.8k Writers Generate 50% of TRx (92% Neuros & 91% Impel Targets) 4.7k Writers Generate Next 25% of TRx (56% Neuros & 57% Targets) 49.2k Writers 25% of TRx Source: Symphony Health (Prescriber counts since launch thru Dec’21) Ubrelvy: ~8.9k Writers Generate ~75% of TRx Since Launch Nurtec ODT: ~6.5k Writers Generate ~75% of TRx Since Launch

Target HCPs Segmented to Prioritize Highest Value Prescribers

~500
Pre-Launch Targets & Top Centers

~8% of Migraine Market TRx

Pre-Launch
Educate & Prepare Market

Q4'21

~2k
Super Target HCPs
Very High Mkt Value & DHE Believers

~20% of Migraine Market TRx
~55% of DHE TRx

Immediate Launch Focus
Drive Rapid Rx Uptake

2022

~8k
Target HCPs
High Value Prescribers

~35% of Migraine Market TRx
~60% of DHE TRx

Continued Launch Focus
With Current Sales Team

Impel NEUROPHARMA
PROPRIETARY
19

Trudhesa – Achieved Strong Market Access Position

Signed Contracts Covering 80% of U.S Commercial Lives



Commercial Lives
50,000,000
45,000,000
40,000,000
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
~44M Lives
~44M Lives
~17M Lives
~10M Lives
Optum 6 Month Moratorium ~24M Lives
~4M Lives
Caremark Aetna
ESI
Prime
Cigna
Optum
Navitus
Humana
Medimpact

- Utilization management confirms post-triptan position - broadly comparable to Gepant competitors
- No change to previous gross-to-net projections
- Negotiations with Optum ongoing
- Project ~85% of U.S. commercial lives covered by end of Q2

Impel NEUROPHARMA

PROPRIETARY | 20

Trudhesa Pricing Reflective of Value and Innovation * WAC Price represents cost for 1 retail prescription package

Focus on Execution to Continue Strong Launch Trajectory Prioritizing Influential Top Accounts High salesforce touchpoints with top 2k Target HCPs Expanding penetration into remaining 6k targets Targeted Digital Promotion Focus content on target HCPs Deliver meaningful brand information to key patient audiences Leverage KOL advocacy Expanded speaker program to execute virtual and live programs Seamless Access to Trudhesa “Hassle Free” prescribing with Trudhesa Direct pharmacy partnership and “bridge” copay support program

Trudhesa – Strong Early Prescription Performance

Launch to Date Trudhesa Cumulative nTRx



Launch to Date Trudhesa Cumulative Normalized TRx
Cumulative nTRx
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
120
240
405
659
875
1,170
1,510
1,774
2,269
2,782
3,318
3,813
4,213
4,625
10/8
10/15
10/22
10/29
11/5
11/12
11/19
11/26
12/3
12/10
12/17
12/24
12/31
1/7

Source: Symphony Health Normalized TRx (4 PODs per Rx)

Early Launch Execution

- Commercial launch October 4th, 2021
- ~650 Prescribers as of January 7th and growing at a rate of ~50 a week
- Avg ~7 Rx's per Prescriber
- ~95% of Prescribers are Target HCPs or Affiliated to a Target HCP
- 63% of new patients refilling second prescription

Impel NEUROPHARMA

PROPRIETARY

23

Strengthening Prescriber Base and Depth of Prescribing Launch Focus: Generate Immediate Uptake in Prescribing Launch Focus: Creating Depth & Breadth Current Prescribers Avg 2.7 nTRx’s Avg 2.8 nTRx’s Avg 7.2 nTRx’s 34% 41% 13% 13% 250 482 632 250 482 632 63% 16% 22%

Trudhesa Refill Rates Aligned with Efficacy Data New Patient Refill Rates ~63% of Trudhesa Patients eligible for a refill have received second Rx Suggests many patients are not reserving Trudhesa only for rescue Trudhesa New Patient Refill Rate 1 Internal Pharmacy data

Trudhesa - Use in Broad Pool of Patients Source: Symphony Source of Business data Prescribers Showing Broad Mix of Patient Types When Using Trudhesa ~35-40% of Trudhesa Patients Being Either Switched From or Added to Gepants

Among Early Prescribers Trudhesa Filling a Need in the Post-Triptan Market Source: Symphony NBRx data (n=481) thru 12/31 Acute Branded Market = Trudhesa, Nurtec ODT, Ubrelvy Share of Acute Branded Market NBRx Among Current Trudhesa Prescribers

Current and Projected Self-Reported Patient Share Mean % of patients treated with an acute therapy Trudhesa – Encouraging Feedback from Prescribers 94% 99% 58% 24% 97% 99% 63% 68% Current: Next 6 months: Physician Satisfaction Trudhesa Reyvow Ubrelvy Nurtec ODT (acute) Aided and Unaided Awareness Trudhesa experience leads to high satisfaction levels Prescribers anticipate that next month patient initiations will be almost double that of the prior month. (2.9 to 5.5 patients) Source: Spherix Independent Research: quantitative data collected from 79 US neurologists; Dec 2021 Physicians anticipate that their Trudhesa share will rise rapidly. Prescriber base is expected to roughly triple in the next six months

First quarter of launch has exceeded our expectations: Symphony Health reported 4213 TRx of Trudhesa in Q4 - exceeding guidance of 3000-4000 TRx Signed contracts with 3 key PBMs providing coverage to 80% of commercial lives while maintaining GTN projections – exceeding guidance of 40% As of December 31st , there were over 600 unique HCPs have prescribed Trudhesa to date of which over 395 are Super Targets Super Targets have generated ~86% launch to date TRx’s Super Target New to Brand Share in the acute branded market is ~ 3% Refill rates are encouraging at 63% Trudhesa Early Performance - Summary

Pipeline Growth Opportunities

INP105 – Potential to Provide Rapid and Non-Traumatic Acute Treatment of Agitation and Aggression in Autism



3.5M
Children and Adults in the U.S. Living with ASD
2M
Patients Receive Drug Treatment
830K
~40% of ASD Patients Exhibit Agitation
At-home INP105 has the potential to reduce ER visits
220k
ER Visits/Year

Market Opportunity

- Rapidly growing incidences of ASD and growing unmet needs in treatment are likely to increase the demand for effective treatments
- Individuals with ASD have a high incidence of secondary problems with mood lability, tantrums, self-injurious behavior and aggressiveness toward others

Current Treatment Options

- Antipsychotics including olanzapine offer safe and effective option[1]
  - Risperidone and aripiprazole are FDA approved drugs for irritability associated with ASD but not considered long term solutions by many KOLs[2]

Unmet Need

- Despite two approved therapies, 68% of children and adolescents with ASD have a history of demonstrating aggression to a caregiver and 49% to a non-caregiver[3]
- Current options require daily dosing, tend to produce weight gain and increase diabetes risk; require close monitoring

1. Roberts J, Gracia Canales A, Blanthorn-Hazell S, Craciun Boldeanu A, Judge D. Characterizing the experience of agitation in patients with bipolar disorder and schizophrenia. BMC Psychiatry. 2018;18(1):104-018-1673-3. doi:10.1186/s12888-018-1673-3.
2. Primary market research completed by ZS Pharma on behalf of Impel NeuroPharma, n = 65 autism specialists
3. Kanne SM, Mazurek MO. Aggression in children and adolescents with ASD: prevalence and risk factors. J Autism Dev Disord. 2011 Jul;41(7):926-37

Impel NEUROPHARMA

PROPRIETARY

31

INP105 – Acute Treatment of Agitation and Aggression in Autism

INP105 - SIMILAR PK TO OLANZAPINE INJECTION, BUT FASTER TO PEAK BLOOD LEVELS

Target Product Profile

RAPID ONSET
Faster to peak blood level than IM

WELL-TOLERATED
Minimal syncope

POD DELIVERY
Non-invasive delivery administered by self or caregiver

TARGETS UNMET NEED
Currently no approved therapies for acute agitation in autism



Clinical Development to Date – Phase 1B

Rapid T_{max}, C_{max} and AUC of INP105 matches 5mg olanzapine



Plasma Concentration Olanzapine (ng/mL)
20
10
0
0
1
2
3
4
Time (hr)
Olanzapine IM 5 mg (N=20)
INP105 POD 5 mg (N=10)

*Nominal times used for mean plot

INP105 ACES (agitation scale) change matches IM



ACES (Max Change from Baseline)
4
3
2
1
0
Olanzapine IM 5 mg (N=20)
INP105 5 mg (N=10)
Placebo (N=10)

Phase IIa Proof of Concept Trial – The CALM 201 Study – Anticipated to be initiated in late Q1 2022

Impel NEUROPHARMA
PROPRIETARY
32

INP105 – Proposed CALM-201 Study

Clinical study in ASD Agitation with oLanzapine (INP105) delivered to upper nasal Mucosa

CALM-201: Phase 2a Study of Safety and Efficacy in Adolescents with Autism Spectrum Disorder

- Single Dosing, 5mg, at Onset of Agitation
- Primary Endpoint is Safety
- Primary In-Person Efficacy Rating w/ ACES scale
- Study Sites will be In-Patient Autism Centers
  - Video Rating w/ BARS, ABC-I, CGI-I, Others
  - Efficacy measured over 60 minutes
- Est. N=24 Subjects Completing



Domiciled
Pre-treatment Observations
Tx (Treatment) A then B, or B then A
Tx A/B
Tx B/A
Follow-up
< 1-3 days >
< +48 hr >
< +7 days >

Anticipated CALM-201 Study Schematic



Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Study Preparation, IND
Study Execution
Topline Results

Anticipated Timeline

Impel NEUROPHARMA
PROPRIETARY
33

Impel Portfolio – Broad IP Protection


Propellant
Drug
Formulation



BROAD ISSUED PLATFORM IP

- Covers device with propellant, diffuser, nozzle and separated drug
- Covers propellant driven drug with nose-to-brain transport > 50%
- **POD exclusivity to 2031**

STRONG PENDING PRODUCT IP

- Specific device designs
- Novel formulations
- PK & Method-of-Use Claims
- **INP104, INP105, INP103 and INP107 exclusivity to 2039**

WORLDWIDE COVERAGE*

- U.S. issued patents = 6
- International issued patents = 29
- Pending patent applications = 80
- **Wholly owned global rights**

* Patent counts as of June 30, 2021

Impel NEUROPHARMA
PROPRIETARY
34

Impel – Our Recent and Upcoming Achievements INP104 NDA Acceptance for Review January 2021 Successful $80M IPO April 2021 Successful $50M Debt Financing July 2021 FDA Approval of Trudhesa September 2, 2021 Successful $48M Follow-on Offering September 9, 2021 Trudhesa Commercial Launch October 2021 Anticipated Initiation of INP105 PoC Study Qtr1 2022 Journey Towards Transformation

Appendix

Experienced Management Team JOHN LEAMAN, MD Chief Financial Officer JOHN HOEKMAN, PhD Chief Technology and Development Officer LYNN GOLD Senior Vice President, Regulatory Affairs JENNIFER BERMAN Vice President, Marketing LEN PAOLILLO Chief Commercial Officer STEPHEN SHREWSBURY, MD Chief Medical Officer SHEENA AURORA, MD VP Medical Affairs, Migraine JERRY PENN Vice President, Market Access & Trade ADRIAN ADAMS Board Chairman & Chief Executive Officer NEUROSCIENCE INSTITUTE HEADACHE CENTER